Nationwide®

Application for Individual Life Insurance
Nationwide Life And Annuity Insurance Company

[PO Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com]

Part A – Client Information

1. Proposed Primary Insured

Name *(First, MI, Last)* John D. Doe | SSN/Tax ID # 000-00-0000

Address One Any Street | City Any City

State Any | Zip Code Any Zip | County Any County | Sex ☒ M ☐ F | Former Name

Marital Status ☐ Married ☒ Single ☐ Other__________ | Age 35 | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)* OH

Email Address JDDOE@YAHOO.COM | Phone # (000) 000-0000 | Driver's License #/State of Issue RL-000000H

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ☐ Yes ☐ No
If "no", please provide primary spoken language:____________________

Citizenship *(If other than U.S. submit Foreign Supplement.)*
☐ U.S.
☐ Green Card Holder Issue Date________________ Expiration Date________________
☐ Other________________ Issue Date________________ Expiration Date________________

2. Proposed Additional Insured – *If applicable, complete for either: a) Joint Insured for Survivorship Life Plan; or b) Term Rider on Another Covered Person (i.e., Spouse/Children). If additional space is required, use Special Instructions Section.*

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)* | SSN/Tax ID #

Address ☐ *(Check box if same as Proposed Primary Insured.)* | City

State | Zip Code | County | Sex ☐ M ☐ F | Former Name

Relationship to Primary Insured | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Email Address | Phone # (   ) | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ☐ Yes ☐ No
If "no", please provide primary spoken language:____________________

Citizenship *(If other than U.S. submit Foreign Supplement.)*
☐ U.S.
☐ Green Card Holder Issue Date________________ Expiration Date________________
☐ Other________________ Issue Date________________ Expiration Date________________

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN/ Tax ID #	Relationship to Primary Insured	Address & Phone # *(Check box if same as Proposed Primary Insured.)*
								☐
								☐
								☐
								☐

ICC17-LAAA-0115AO Page 1 of 10 (04/2017)

3. Owner – *Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST – Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section.*

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Other__________	Relationship to Insured	SSN/Tax ID/Trust Tax ID #
Individual Name *(First, MI, Last)* or Employer Name		DOB *(if applicable) (mm/dd/yyyy)*
Exact Name of Trust or Plan	Current Trustee(s)	Date of Trust or Plan
Address ☐ *(Check box if same as Proposed Primary Insured)*		City

State	Zip Code	County	Phone # ( )	Email Address

If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Other__________	Relationship to Insured	SSN/Tax ID/Trust Tax ID #
Joint Individual Name *(First, MI, Last)* or Employer Name		DOB *(if applicable) (mm/dd/yyyy)*
Exact Name of Trust or Plan	Current Trustee(s)	Date of Trust or Plan
Address ☐ *(Check box if same as Proposed Primary Insured)*		City

State	Zip Code	County	Phone # ( )	Email Address

4. Contingent Owner – *Complete this section to name an alternative Owner in the event the Insured survives the Owner.*

Name *(First, MI, Last)*	SSN / Tax ID #
Address ☐ *(Check box if same as Proposed Primary Insured)*	City

State	Zip Code	County	Relationship to Insured	Date of Birth *(mm/dd/yyyy)*

5. Secondary Addressee – NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person.

Name *(For the purpose of notification of past due premium payment and possible lapse in coverage.)*

Address

6. Primary Beneficiary Designations – *If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.*

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ ***Check this box if the Primary Beneficiary and the Owner are the same.***

For Proposed Primary Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #
Jane S Doe	100%	Wife	10/08/1975	00-000-0000	Any One Street Any City, Any State 00000 (000) 000-0000

ICC17-LAAA-0115AO Page 2 of 10 (04/2017)

6. Primary Beneficiary Designations *(cont'd)* – *If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.*

For Proposed Additional Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

7. Contingent Beneficiary Designations – *If additional space is required, use Special Instructions Section.*

For Proposed Primary Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

For Proposed Additional Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

Plan Information

8. Life Insurance Plan – *The Variable Life Fund Supplement **MUST** be completed if applying for a Variable Product. The IUL Allocation Form **MUST** be completed if applying for an Indexed UL Product.*

Product (select one): ☐ Universal Life ☐ Variable Universal Life ☐ Whole Life ☐ Survivorship Life
☐ Term Life – Term Level Period *(select one)*: ☐ 10 Year ☐ 15 Year ☐ 20 Year ☐ 30 Year

Plan Name:____
(REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.)

Base Specified Amount		Additional Term Rider/Supplemental Coverage Amount *(check plan for availability)*		Total Specified Amount *(including Additional Term Rider/Supplemental Coverage)*
$ $250,000	+	$________	=	$ $250,000

9. Additional Options – *Complete this section if you applied for a **Variable Universal, Universal or Survivorship** Life Plan.*

Death Benefit Option *(If No Option is selected here, Option 1 is elected.)*

☒ Option 1 .....(The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.)
☐ Option 2 .....(The Specified Amount, plus the Cash/Accumulated Value, or a multiple of the Cash/Accumulated Value, whichever is greater.)
☐ Option 3 .....(The Specified Amount, plus the Accumulated Premium Account at __________%* interest or a multiple of the Cash/Accumulated Value, whichever is greater.) **Enter a percentage up to 12% maximum, **ONLY** if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply.*

Internal Revenue Code Life Insurance Qualification Test Option

☐ Guideline Premium/Cash Value Corridor Test
☐ Cash Value Accumulation Test
(If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.)

ICC17-LAAA-0115AO Page 3 of 10 (04/2017)

10. Optional Benefits – *Check Plan for Availability.*

Variable or Universal Life Plans Only *(Subject to Plan availability.)*

- ☐ Spouse Rider... $__________
- ☐ Children's Term Insurance Rider................ $__________
- ☐ Long Term Care Rider*................................ $__________
  **Complete Supplement for Long Term Care Rider.*
- ☐ Accidental Death Benefit Rider................. $__________
- ☐ Extended Death Benefit Guarantee Rider
  _______ Guarantee Percentage *(Indicate percentage of specified amount)*
  _______ Guarantee Duration *(Indicate number of years)*
- ☐ Extended No-Lapse Guarantee Rider**
  - ☐ Guarantee up to Attained Age 90
  - ☐ Guarantee up to Attained Age 120

  ***This rider is not available with the Premium Waiver Rider.*

- ☐ Adjusted Sales Load Rider____________% *(in whole percentages only)* waived for________years
- ☐ Change of Insured Rider
- ☐ Other Rider(s)________________________

Can select only one:
- ☐ Premium Waiver Rider................................$__________
- ☐ Waiver of Monthly Deductions Rider

Can select only one:
- ☐ Surrender Value Enhancement Benefit
- ☐ Conditional Return of Premium Rider *(cannot be elected with Extended Death Benefit Guarantee Rider)*
- ☐ Surrender Charge Waiver Options ☐ Full ☐ Partial
  (If the Full or Partial option is not selected, standard surrender charges will be applied.)

Survivorship Variable or Survivorship Universal Life Plans Only *(Subject to Plan availability.)*

- ☐ Four Year Term Rider**.................................$__________
  If the* ***No Charge Four Year Term Insurance *has been illustrated you should* ***NOT*** *select this rider.*
- ☐ Other Rider(s)________________________
- ☐ Other Rider(s)________________________

Can select only one:
- ☐ Long Term Care Rider*.............................$__________
  **Complete Survivorship Supplement for Long-Term Care Rider.*
- ☐ Policy Split Option Rider

Whole or Term Life Plans Only *(Subject to Plan availability.)*

- ☐ 20 Year Spouse Rider.................................. $__________
- ☐ Children's Term Insurance Rider................ $__________
- ☐ Accidental Death Benefit Rider................. $__________
- ☐ Guaranteed Insurability Benefit Rider..... $__________
- ☐ Waiver of Premium Disability Benefit Rider
- ☐ Owner's Waiver of Premium Death Benefit Rider *(Complete Part B for the Owner)*
  Occupation________________
  Height________________
  Weight________________
  State of Birth________________
- ☐ Owner's Waiver of Premium Death or Disability Benefit Rider *(Complete Part B for the Owner)*
  Occupation________________
  Height________________
  Weight________________
  State of Birth________________
- ☐ Other Rider(s)________________________
- ☐ Other Rider(s)________________________
- ☐ Other Rider(s)________________________

Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked.

☐ **No, do not issue with APLO.**

Future Billing And Premium Information – *(Funds must be drawn from U.S. Institutions.)*

11. Amount Paid With Application – *Check the applicable option and indicate the premium amount being submitted with the application.*

(Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.)

- ☐ Check/Wire amount with application ....$__________

(**NOTE:** Make all checks payable to **NATIONWIDE**.)

- ☐ Web Remittance (this option is not available for VUL products)....................$__________
- ☐ Draft initial payment only (indicate initial premium amount and complete Section 13b)............$__________
- ☐ Draft initial payment and future payments (indicate initial premium amount and complete Sections 12 & 13)..$__________

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12. Future Billing and Payment Options - *Check the applicable billing or payment option(s) and indicate the premium amount.*

Billing Options:	Payment Options:
☐ EFT* .... $______	☐ Single Premium .... $______
**If selected, complete Section 13, Electronic Draft Authorization.*	☐ Billing Advantage .... $______ Account Number______
☐ Quarterly .... $______	☐ 1035 Exchange .... $______
☐ Semi-Annual .... $______	☐ Other .... $______
☐ Annual .... $______	

13. Electronic Draft Authorization

13a. Electronic Draft Options:

Draft Frequency:	Draft Options:
☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual*	☐ **Checking - Use information on the initial premium check.
*Available for Term/Whole Life products only	☐ **Checking - (Provide a pre-printed voided check.)
Draft Day (1st–28th):______	☐ **Savings - (Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.)
*(**NOTE**: Draft Day will be determined based upon policy effective date unless a day is requested above.)*	

13b. If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name______	Transit/ABA Number______
Account Number______	Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.*

14. Payor – *If someone other than the Insured(s) or the Owner is billed for the premium for this policy.*

Name *(First, MI, Last)*

Address	City	State	Zip Code

Insurance Information

15. Replacement and Other Policy Information – *Be sure to answer all questions. If applicable, check the appropriate box.*

a. Do you have any other Life Insurance or Annuities currently in force? *(If "yes", list below.)*	☐ Yes ☒ No
b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)*	☐ Yes ☒ No
c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*	☐ Yes ☒ No
d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)*	☐ Yes ☒ No
e. Have you applied for Life Insurance or Annuities in the past 12 months? *(If "yes", provide name of Company, and face amount.)*	☐ Yes ☒ No

Insured	Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered	Nationwide Term Conversion
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐

ICC17-LAAA-0115AO Page 5 of 10 (04/2017)

Financial And Health Information

16. Financial – Provide additional details for all “yes” answers in Special Instructions Section unless instructed otherwise. This section needs to be completed by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s).

Owner/ Proposed Proposed All questions must be answered by each Proposed Insured and Owner/ Trustee if other Primary Additional Trustee, if other than Proposed Insured(s). For each “yes” answer, than Proposed Insured Insured indicate the appropriate item(s) and provide details. Insured(s) Yes No Yes No Yes No a. Is this policy being purchased for the purpose of selling or assigning this policy to a life settlement company, trust, limited liability corporation, ☐ X☐☐ viatical, or other secondary market purchaser? b. Have you entered into any agreement, or made arrangements, for the sale or assignment of this policy to a life settlement company, ☐☐☐☐

trust, limited liability corporation, viatical, or other secondary market purchaser? c. Have you been involved in any communication about the possible sale or assignment of this policy to a life settlement company, trust, limited ☐☐☐liability corporation, viatical, or other secondary market purchaser? d. Have you ever sold any life insurance policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market ☐☐☐ purchaser? e. Will any portion of the current or future premium for this policy be ☐☐☐ financed? f. Will any Insured or Policy Owner receive any payment in connection ☐☐☐

with the insurance issued on the basis of this application?

17. Tobacco Use Have nicotine you in used any form? tobacco or Proposed Primary Insured Proposed Additional Insured

In the last 12 months? ☐ Yes ☐ No ☐ Yes ☐ No

If “yes”, date last used. If “yes”, date last used. 18. Health Question – Provide additional details for all “yes” answers in Special Instructions. Proposed Proposed Any Primary Additional Question must be answered by each Proposed Insured(s). Child Insured Insured Yes No Yes No Yes No

To the best of your knowledge and belief, have you in the past 10 years, been treated for or been diagnosed by a member of the medical profession as ☐☐☐ having diabetes, stroke, cancer, heart disease, schizophrenia, alcoholism, or drug abuse?

19. Special Instructions – If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.

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Part C – Fraud Statement And Important Notices

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

• An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

• You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.

• Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing. MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, [telephone number 866-692-6901. The website address of the MIB, Inc. information office is[www.mib.com.[Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information.

ICC17-LAAA-0115AO Page 7 of 10 (04/2017)

Part D – Agreement, Authorization And Signature

Agreement: I understand and agree that: • This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. • The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements.

• If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement. • If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. • Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. No Illustration Acknowledgement If an illustration matching the life insurance policy as applied for is not being submitted to Nationwide, please select the reason why: ☐ I did not receive a life insurance illustration ☐ The life insurance illustration provided to me does not match the life insurance policy as applied for By signing this application: Applicant Acknowledgement – I understand that an illustration matching the life insurance policy as issued will be provided to me no later than the time the life insurance policy is delivered. Producer Acknowledgement – I have not presented an illustration as applied for and will provide an illustration matching the policy as issued no later than the time the policy is delivered. A signed copy must be returned to Nationwide. For ME, MA, PA, and WA only – if a life insurance illustration was displayed electronically and no hard copy was provided to the applicant, please submit the No Illustration Acknowledgement Form. Taxpayer ID Number – Check box, if Applicable.

I certify under penalties of perjury that: • The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and, • I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and • I am a U.S. citizen or other U.S. person, and, • The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account) ☐ Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

ICC17-LAAA-0115AO Page 8 of 10 (04/2017)

Part D – Agreement, Authorization And Signature (cont’d) HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose, in any format, including, but not limited to paper and/or electronic, any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub-contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible, including electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I also authorize Nationwide to make a brief report of my health information, including personal health information and protected health information, to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed, or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, [Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835.[I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing. Proposed Insured(s) and Owner/Trustee Signatures – All Financial questions in Section 16 (a through f) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at Any City, Any State , on July 28 , 2008 City/State Month/Day Year John Doe X John Doe Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) X Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) X XSignature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) Part E—Producer’s Certification Producer’s Certification – Be sure to answer all three questions. ☒ Yes ☐ No a. I have truly and accurately recorded all Proposed Insureds’ answers on this application. ☒ Yes ☐ No b. I have witnessed his/her/their signature(s) hereon. (If “no”, provide details in Special Instructions Section.) ☐ Will ☒ Will Not c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. Sam Producer X Sam Producer Producer’s Name (print) Signature of Producer Any Firm 02-A000000 Firm Producer’s Nationwide # ICC17-LAAA-0115AO Page 9 of 10 (04/2017)

Temporary Insurance AgreementNationwide Life And Annuity Insurance Company, Columbus, OHThis Agreement provides a limited amount of Life lnsurance coverage, for a limited period of time, subject to the termsof this Agreement. Health Question – Question must be answered by each Proposed Insured(s). Proposed Primary Insured Yes No Proposed Additional Insured Yes No Any Child Yes No Has anyone here proposed for insurance: To the best of your knowledge and belief, within the past 10 years, been treated for, consulted a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS (Acquired Immune Deficiency Syndrome), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy? If the above question is answered YES or LEFT BLANK, NO COVERAGE will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant. Terms And Conditionsnder been this paid Agreement and accepted will by commence Nationwide on or the authorized date of the by application Electronic Insured dies while this temporary insurance is in effect, • the excluding amount any of accidental death benefits, death if benefits, any, which or would be payable under the policy and its riders if issued as applied for, • [to $1,000,000 Nationwide [This and total any benefit other Temporary limit applies Insurance to all insurance Agreements applied for for Life under Insurance this and whether any other applied current for on applications the life or lives of one or more Proposed Insureds. Date Coverage Terminates – 60 DAYS maximum coverage. Temporary • 60 days from Life Insurance the date of under this signed this Agreement Agreement, will or terminate automatically on the earliest of: 60 days from the date of this signed Agreement, or • the date any policy is offered or issued to the Proposed Insured in connection with the above application, or • the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured. Limitations • Fraud invalidates or material this Agreement misrepresentation and Nationwide’s in the application only liability or is in for the refund answers of any to the payment Health made. question of this Agreement • 70 This on Agreement the date of does the Agreement. not provide coverage for Proposed Insured’s who are under 15 days of age or over the age of • If a refund any Proposed of the payment Insured dies made. by suicide, while sane or insane, Nationwide’s liability under this Agreement is limited to • presentation There is no coverage or if the Electronic under this Funds Agreement Transfer if the is not check processed submitted by the as payment bank. is not honored by the bank on first • No one is authorized to waive or modify any of the provisions of this Agreement. Signatures Proposed Insured(s) and Owner Signatures I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. Dated (mm/dd/yyyy) July 28, 2008 X John D. Doe (or parent Signature if Proposed of Proposed Primary Primary Insured is Insured under age 15) X Signature of Applicant/Owner X Signature of Proposed Additional Insured (if other than the Proposed Insured(s)) (if to be Insured) Initial Premium Receipt and Producer’s Signature – Be sure to include the amount of the initial premium payment. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery. An initial premium payment in the amount of $ has been submitted with this application. X Sam A. Producer Any Firm 02-A000000 Signature of Producer Firm Producer’s Nationwide # Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2017 Nationwide ICC17-LAAA-0115AO Page 10 of 10 (04/2017)

Application for Individual Life Insurance Nationwide Life And Annuity Insurance Company [PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 • www.nationwide.com]

Part A – Client Information

1. Proposed Primary Insured

Name (First, MI, John Last) D. Doe SSN/Tax 000-00 -ID 0000 # Address City One Any Street Any City State Zip Code County Sex Former Name Any Any Zip Any County☒ M☐ F

Marital Status ☐Married Age Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country☒ Single ☐Other 35 OH

Email Address Phone # Driver’s License #/State of Issue JDDOE@YAHOO.COM (000) 000-0000 RL-00000OH

Occupation Employer Annual Income Net Worth

Can you read and understand English? ☐ Yes☐ No If “no”, please provide primary spoken language:

Citizenship (If other than U.S, submit Foreign Supplement.) ☐ U.S.☐ Green Card Holder Issue Date Expiration Date ☐ Other Issue Date Expiration Date

2. Proposed Additional Insured – If applicable, complete for either: a) Joint Insured for Survivorship Life Plan; or b) Term Rider on Another Covered Person (i.e., Spouse/Children). If additional space is required, use Special Instructions Section.

Joint/Spouse Proposed Additional Insured Information Only:

Name (First, MI, Last) SSN/Tax ID #

Address ☐ (Check box if same as Proposed Primary Insured.) City

State Zip Code County Sex Former Name ☐ M☐ F

Relationship to Primary Insured Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country.)

Email Address Phone # Driver’s License #/State of Issue (    )

Occupation Employer Annual Income Net Worth Can you read and understand English? ☐ Yes ☐ No If “no”, please provide primary spoken language: Citizenship (If other than U.S, submit Foreign Supplement.) ☐U.S. ☐ Green Card Holder Issue Date Expiration Date ☐ Other Issue Date    Expiration Date Child Proposed Additional Insured Information Only:

Relationship Address & Phone # Name of Child Birth Birth SSN/ Sex Height Weight to Primary (Check box if same as Insured(s) Date State Tax ID # Insured Proposed Primary Insured.) ☐☐☐☐ ICC17-LAAA-0115AO Page 1 of 10 (04/2017)

3. Owner – Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST—Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID # ☐ Other

Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy)

Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address ☐ (Check box if same as Proposed Primary Insured) City State Zip Code County Phone # Email Address (    ) If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner’s estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed. Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID # ☐ Other Joint Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy) Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan

Address ☐ (Check box if same as Proposed Primary Insured) City State Zip Code County Phone # Email Address (    )

4. Contingent Owner – Complete this section to name an alternative Owner in the event the Insured survives the Owner.

Name (First, MI, Last) SSN / Tax ID # Address ☐ (Check box if same as Proposed Primary Insured) City

State Zip Code County Relationship to Insured Date of Birth (mm/dd/yyyy)

5. Secondary Addressee – NOTE: While a policy is in force, you have the right, at any time, to designate a “Secondary Addressee” by sending us written request containing the name and address of such person.

Name (For the purpose of notification of past due premium payment and possible lapse in coverage.)

Address 6. Primary Beneficiary Designations – If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ Check this box if the Primary Beneficiary and the Owner are the same.

For Proposed Primary Insured Primary Beneficiary(ies) Share Relationship Birth Date or

Name(s) or Trust and SSN/Tax ID # Address & Phone # % to Insured(s) Trust Date Trustee(s) Jane S Doe 100% Wife 10/08/1975 00-000-0000 Any One Street Any City, Any State 00000 (000) 000-0000

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3. Owner – Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST—Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID # ☐ Other

Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy)

Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address ☐ (Check box if same as Proposed Primary Insured) City State Zip Code County Phone # Email Address (    ) If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner’s estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed. Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID # ☐ Other Joint Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy) Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan

Address ☐ (Check box if same as Proposed Primary Insured) City State Zip Code County Phone # Email Address (    )

4. Contingent Owner – Complete this section to name an alternative Owner in the event the Insured survives the Owner.

Name (First, MI, Last) SSN / Tax ID # Address ☐ (Check box if same as Proposed Primary Insured) City

State Zip Code County Relationship to Insured Date of Birth (mm/dd/yyyy)

5. Secondary Addressee – NOTE: While a policy is in force, you have the right, at any time, to designate a “Secondary Addressee” by sending us written request containing the name and address of such person.

Name (For the purpose of notification of past due premium payment and possible lapse in coverage.)

Address 6. Primary Beneficiary Designations – If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ Check this box if the Primary Beneficiary and the Owner are the same.

For Proposed Primary Insured Primary Beneficiary(ies) Share Relationship Birth Date or

Name(s) or Trust and SSN/Tax ID # Address & Phone # % to Insured(s) Trust Date Trustee(s) Jane S Doe 100% Wife 10/08/1975 00-000-0000 Any One Street Any City, Any State 00000 (000) 000-0000

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10. Optional Benefits – Check Plan for Availability.

Variable or Universal Life Plans Only (Subject to Plan availability.)

☐ Spouse Rider $ ☐ Adjusted Sales Load Rider %

☐ Children’s Term Insurance Rider $ (in whole percentages only) waived for years ☐ Long Term Care Rider* $ ☐ Change of Insured Rider *Complete Supplement for Long Term Care Rider.☐ Other Rider(s) ☐ Accidental Death Benefit Rider $ Can select only one:

☐ Extended Death Benefit Guarantee Rider ☐ Premium Waiver Rider $ Guarantee Percentage (Indicate percentage of ☐ Waiver of Monthly Deductions Rider specified amount) Can select only one: Guarantee Duration (Indicate number of years) ☐ Surrender Value Enhancement Benefit ☐ Extended No-Lapse Guarantee Rider** ☐ Conditional Return of Premium Rider (cannot be elected with Extended Death Benefit Guarantee Rider) ☐ Guarantee up to Attained Age 90 ☐ Surrender Charge Waiver Options ☐ Full ☐ Partial ☐ Guarantee up to Attained Age 120 **This rider is not available with the Premium (If the Full or Partial option is not selected, standard Waiver Rider. surrender charges will be applied.) Survivorship Variable or Survivorship Universal Life Plans Only (Subject to Plan availability.) ☐ Four Year Term Rider** $ ☐ Other Rider(s) **If the No Charge Four Year Term Insurance has ☐ Other Rider(s) been illustrated you should NOT select this rider. Can select only one: ☐ Long Term Care Rider* $ *Complete Survivorship Supplement for Long-Term Care Rider. ☐ Policy Split Option Rider Whole or Term Life Plans Only (Subject to Plan availability.)

☐ 20 Year Spouse Rider $ ☐ Owner’s Waiver of Premium Death or Disability Benefit ☐ Children’s Term Insurance Rider $ Rider (Complete Part B for the Owner) ☐ Accidental Death Benefit Rider $ Occupation ☐ Guaranteed Insurability Benefit Rider $ Height ☐ Waiver of Premium Disability Benefit Rider Weight ☐ Owner’s Waiver of Premium Death Benefit Rider State of Birth (Complete Part B for the Owner) ☐ Other Rider(s) Occupation ☐ Other Rider(s) Height ☐ Other Rider(s) Weight State of Birth

Policy box below will be is checked. issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the ☐ No, do not issue with APLO. Future Billing And Premium Information – (Funds must be drawn from U.S. Institutions.)

11. Amount Paid With Application – Check the applicable option and indicate the premium amount being submitted with the application. (Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.) ☐ Check/Wire amount with application $ (NOTE: Make all checks payable to NATIONWIDE.) ☐ Web Remittance (this option is not available for VUL products) $ ☐ Draft initial payment only (indicate initial premium amount and complete Section 13b) $ ☐ Draft initial payment and future payments (indicate initial premium amount and complete Sections 12 & 13) $

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12. Future Billing and Payment Options—Check the applicable billing or payment option(s) and indicate the premium amount.

Billing Options: Payment Options: ☐ EFT* $ ☐ Single Premium $ *If selected, complete Section 13, Electronic Draft ☐ Billing Advantage $ Authorization. Account Number ☐ Quarterly $ ☐1035 Exchange $ ☐ Semi-Annual $ ☐ Other $ ☐ Annual $

13. Electronic Draft Authorization 13a. Electronic Draft Options:

Draft Frequency: Draft Options: ☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual* ☐ **Checking—Use information on the initial premium *Available for Term/Whole Life products only check.

Draft Day (1st–28th): ☐ **Checking—(Provide a pre-printed voided check.) (NOTE: Draft Day will be determined based upon policy ☐ **Savings —(Provide a letter from the bank indicating effective date unless a day is requested above.) the Transmit/ABA number, Account    number and Account Holder’s name.) 13b. If no check or deposit slip provided, indicate below the bank information to be used: Financial Institution Name Transit/ABA Number Account Number Type of Account: ☐ **Checking ☐ **Savings

**By providing my financial institution name and account information, I hereby authorize Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account. 14. Payor – If someone other than the Insured(s) or the Owner is billed for the premium for this policy. Name (First, MI, Last)

Address City State Zip Code Insurance Information 15. Replacement and Other Policy Information – Be sure to answer all questions. If applicable, check the appropriate box. a. Do you have any other Life Insurance or Annuities currently in force? (If “yes”, list below.) ☐ Yes ☒ No b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any ☐ Yes ☒ No other company? (If “yes”, provide name of Company, amount applied for and purpose of coverage.)

c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, ☐ Yes ☒ No reduced or changed if insurance now applied for is issued? (If “yes”, list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.) d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that ☐ Yes ☒ No is no longer in force? (If “yes”, provide name of Company, face amount and reason coverage is no longer in force.)

e. Have you applied for Life Insurance or Annuities in the past 12 months? (If “yes”, provide name of ☐ Yes ☒ No

Company, and face amount.) Amount Nationwide Policy Year To Be 1035 Lapsed/ Insured Company Of Term Number Issued Replaced Exch Surrendered Coverage Conversion

☐ Yes ☐ No ☐ Yes ☐ No ☐ Yes ☐ No ☐ Yes ☐ No☐

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Financial And Health Information

16. Financial – Provide additional details for all “yes” answers in Special Instructions Section unless instructed otherwise. This section needs to be completed by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s).

Owner/ Proposed Proposed All questions must be answered by each Proposed Insured and Owner/ Trustee if other Primary Additional Trustee, if other than Proposed Insured(s). For each “yes” answer, than Proposed Insured Insured indicate the appropriate item(s) and provide details. Insured(s) Yes No Yes No Yes No a. Is this policy being purchased for the purpose of selling or assigning this policy to a life settlement company, trust, limited liability corporation, ☐ X☐☐ viatical, or other secondary market purchaser? b. Have you entered into any agreement, or made arrangements, for the sale or assignment of this policy to a life settlement company, ☐☐☐☐

trust, limited liability corporation, viatical, or other secondary market purchaser? c. Have you been involved in any communication about the possible sale or assignment of this policy to a life settlement company, trust, limited ☐☐☐liability corporation, viatical, or other secondary market purchaser? d. Have you ever sold any life insurance policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market ☐☐☐ purchaser? e. Will any portion of the current or future premium for this policy be ☐☐☐ financed? f. Will any Insured or Policy Owner receive any payment in connection ☐☐☐

with the insurance issued on the basis of this application?

17. Tobacco Use Have nicotine you in used any form? tobacco or Proposed Primary Insured Proposed Additional Insured

In the last 12 months? ☐ Yes ☐ No ☐ Yes ☐ No

If “yes”, date last used. If “yes”, date last used. 18. Health Question – Provide additional details for all “yes” answers in Special Instructions. Proposed Proposed Any Primary Additional Question must be answered by each Proposed Insured(s). Child Insured Insured Yes No Yes No Yes No

To the best of your knowledge and belief, have you in the past 10 years, been treated for or been diagnosed by a member of the medical profession as ☐☐☐ having diabetes, stroke, cancer, heart disease, schizophrenia, alcoholism, or drug abuse?

19. Special Instructions – If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.

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Part C – Fraud Statement And Important Notices

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

• An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

• You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.

• Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing. MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, [telephone number 866-692-6901. The website address of the MIB, Inc. information office is[www.mib.com.[Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information.

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Part D – Agreement, Authorization And Signature

Agreement: I understand and agree that: • This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. • The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements.

• If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement. • If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. • Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. No Illustration Acknowledgement If an illustration matching the life insurance policy as applied for is not being submitted to Nationwide, please select the reason why: ☐ I did not receive a life insurance illustration ☐ The life insurance illustration provided to me does not match the life insurance policy as applied for By signing this application: Applicant Acknowledgement – I understand that an illustration matching the life insurance policy as issued will be provided to me no later than the time the life insurance policy is delivered. Producer Acknowledgement – I have not presented an illustration as applied for and will provide an illustration matching the policy as issued no later than the time the policy is delivered. A signed copy must be returned to Nationwide. For ME, MA, PA, and WA only – if a life insurance illustration was displayed electronically and no hard copy was provided to the applicant, please submit the No Illustration Acknowledgement Form. Taxpayer ID Number – Check box, if Applicable.

I certify under penalties of perjury that: • The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and, • I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and • I am a U.S. citizen or other U.S. person, and, • The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account) ☐ Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

Part D – Agreement, Authorization And Signature (cont’d) HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose, in any format, including, but not limited to paper and/or electronic, any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub-contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible, including electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I also authorize Nationwide to make a brief report of my health information, including personal health information and protected health information, to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed, or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, [Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835.[I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing. Proposed Insured(s) and Owner/Trustee Signatures – All Financial questions in Section 16 (a through f) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at Any City, Any State , on July 28 , 2008 City/State Month/Day Year John Doe X John Doe Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) X Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) X XSignature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) Part E—Producer’s Certification Producer’s Certification – Be sure to answer all three questions. ☒ Yes ☐ No a. I have truly and accurately recorded all Proposed Insureds’ answers on this application. ☒ Yes ☐ No b. I have witnessed his/her/their signature(s) hereon. (If “no”, provide details in Special Instructions Section.) ☐ Will ☒ Will Not c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. Sam Producer X Sam Producer Producer’s Name (print) Signature of Producer Any Firm 02-A000000 Firm Producer’s Nationwide # ICC17-LAAA-0115AO Page 9 of 10 (04/2017)

Temporary Insurance AgreementNationwide Life And Annuity Insurance Company, Columbus, OHThis Agreement provides a limited amount of Life lnsurance coverage, for a limited period of time, subject to the termsof this Agreement. Health Question – Question must be answered by each Proposed Insured(s). Proposed Primary Insured Yes No Proposed Additional Insured Yes No Any Child Yes No Has anyone here proposed for insurance: To the best of your knowledge and belief, within the past 10 years, been treated for, consulted a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS (Acquired Immune Deficiency Syndrome), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy? If the above question is answered YES or LEFT BLANK, NO COVERAGE will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant. Terms And Conditionsnder been this paid Agreement and accepted will by commence Nationwide on or the authorized date of the by application Electronic Insured dies while this temporary insurance is in effect, • the excluding amount any of accidental death benefits, death if benefits, any, which or would be payable under the policy and its riders if issued as applied for, • [to $1,000,000 Nationwide [This and total any benefit other Temporary limit applies Insurance to all insurance Agreements applied for for Life under Insurance this and whether any other applied current for on applications the life or lives of one or more Proposed Insureds. Date Coverage Terminates – 60 DAYS maximum coverage. Temporary • 60 days from Life Insurance the date of under this signed this Agreement Agreement, will or terminate automatically on the earliest of: 60 days from the date of this signed Agreement, or • the date any policy is offered or issued to the Proposed Insured in connection with the above application, or • the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured. Limitations • Fraud invalidates or material this Agreement misrepresentation and Nationwide’s in the application only liability or is in for the refund answers of any to the payment Health made. question of this Agreement • 70 This on Agreement the date of does the Agreement. not provide coverage for Proposed Insured’s who are under 15 days of age or over the age of • If a refund any Proposed of the payment Insured dies made. by suicide, while sane or insane, Nationwide’s liability under this Agreement is limited to • presentation There is no coverage or if the Electronic under this Funds Agreement Transfer if the is not check processed submitted by the as payment bank. is not honored by the bank on first • No one is authorized to waive or modify any of the provisions of this Agreement. Signatures Proposed Insured(s) and Owner Signatures I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. Dated (mm/dd/yyyy) July 28, 2008 X John D. Doe (or parent Signature if Proposed of Proposed Primary Primary Insured is Insured under age 15) X Signature of Applicant/Owner X Signature of Proposed Additional Insured (if other than the Proposed Insured(s)) (if to be Insured) Initial Premium Receipt and Producer’s Signature – Be sure to include the amount of the initial premium payment. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery. An initial premium payment in the amount of $ has been submitted with this application. X Sam A. Producer Any Firm 02-A000000 Signature of Producer Firm Producer’s Nationwide # Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2017 Nationwide ICC17-LAAA-0115AO Page 10 of 10 (04/2017)

Nationwide®

Application for Individual Life Insurance
Nationwide Life And Annuity Insurance Company

[PO Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com]

Part B – Personal And Health Information

1. Proposed Insured(s)

Proposed Primary Insured *(First, MI, Last)*	SSN/Tax ID #
John D. Doe	000-00-0000
Proposed Additional Insured *(First, MI, Last)*	SSN/Tax ID #

2. Tobacco Use

Proposed Primary Insured	Proposed Additional Insured
In the past 5 years, have you vaped or used tobacco, nicotine or marijuana in any form?	
☐ Yes ☐ No *If "yes", date last used.* ____________ *(mm/yyyy)*	☐ Yes ☐ No *If "yes", date last used.* ____________ *(mm/yyyy)*
If "yes", check all forms of tobacco or nicotine products used. If Cigar, please provide the number used per month.	
☐ Cigarettes ☐ Cigar(s)____ ☐ E-Cigarettes/Vapor ☐ Pipe ☐ Chewing Tobacco/Snuff ☐ Hookah ☐ Other Tobacco ☐ Marijuana ☐ Nicotine Products (Gum, Patch, etc.)	☐ Cigarettes ☐ Cigar(s)____ ☐ E-Cigarettes/Vapor ☐ Pipe ☐ Chewing Tobacco/Snuff ☐ Hookah ☐ Other Tobacco ☐ Marijuana ☐ Nicotine Products (Gum, Patch, etc.)

3. Physical Measurements – *Fill in information for the Proposed Primary Insured and Proposed Additional Insured.*

	Height	Current Weight	Weight 1 Year Ago	Details of Weight Gain or Loss
Proposed Primary Insured				
Proposed Additional Insured				

4. Personal Physicians – *If Child Rider coverage is requested, use an additional blank sheet to add Personal Physician information for each child.*

	Proposed Primary Insured	Proposed Additional Insured	Any Child
Name of Personal Physician:			
Address:			
Telephone Number:			
Date Last Consulted:			
Reason Last Consulted and Outcome:			
Treatment Given or Medication Prescribed:			

ICC17-LAAA-0116AO Page 1 of 4 (04/2017)

5. Personal Details – Explain all “yes” answers in Section 6 Details box below unless instructed otherwise.

Proposed Proposed

Any All questions are to be answered by each Proposed Insured. For each Primary Additional Child “yes” answer, indicate the appropriate item(s) and provide details. Insured Insured Yes    No Yes    No Yes    No a. Have you ever had any application for Life Insurance (or any application for reinstatement for Life Insurance) declined, postponed, rated-up, or limited? b. In the past 5 years, have you applied for or received disability payments for any illness or injury? c. In the past 2 years, have you engaged in, or do you intend to engage in within the next 12 months: flying as pilot; organized racing of any type of motor-powered vehicle; scuba diving, mountain climbing, or any type of sky sports? (If “yes”, please complete an Aviation/Hazardous Activities Questionnaire.) d. In the past 5 years, have you pled guilty to or been convicted of reckless driving, driving under the influence of alcohol or drugs, had a driver’s license suspended or revoked, or in the past 3 years had more than three moving violations? e. Have you ever been convicted of, or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending? f. In the next 12 months, do you plan to travel or reside outside of the

United States? (If “yes”, complete Supplement for Foreign Nationals or Travel.) g. Are you a member or plan to be a member of the US Armed Forces,

National Guard, or Reserves? (If “yes”, complete Military Status Questionnaire.) h. Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time? i. To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? (If “yes”, provide relationship to Proposed Insured(s), age at death, and cause of death, and if cancer, provide type.)

6. Explanation of Personal Details – If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages.

Question

Person Dates Details Letter

ICC17-LAAA-0116AO Page 2 of 4 (04/2017)

7. Health Questions – *All questions are to be answered by each Proposed Insured. Explain all "yes" answers in Section 8 Details box unless instructed otherwise. See Section 9 Appendix for reference.*

Within the past 10 years, has a licensed medical professional diagnosed you with, or treated you for any of the following medical conditions:	Proposed Primary Insured		Proposed Additional Insured		Any Child	
	Yes	No	Yes	No	Yes	No
a. AIDS *(Acquired Immune Deficiency Syndrome)*, HIV *(Human Immunodeficiency Virus)*, or other AIDS-related condition?	☐	☒	☐	☐	☐	☐
b. Disease or disorder of the heart?	☐	☒	☐	☐	☐	☐
c. Disease or disorder of the arteries, blood, or blood vessels?	☐	☒	☐	☐	☐	☐
d. Diabetes or any disorder of the endocrine system?	☐	☒	☐	☐	☐	☐
e. Disease or disorder of the brain, muscle, or nervous system?	☐	☒	☐	☐	☐	☐
f. Disease or disorder of the lungs or respiratory system?	☐	☒	☐	☐	☐	☐
g. Cancer or tumors *(other than basal cell carcinoma)?*	☐	☒	☐	☐	☐	☐
h. Disease or disorder of the kidneys or liver?	☐	☒	☐	☐	☐	☐
i. Disease or disorder of the stomach or digestive system?	☐	☒	☐	☐	☐	☐
j. Disease or disorder of the bones, joints, or back?	☐	☒	☐	☐	☐	☐
k. Auto-Immune ***(other than HIV)*** or connective tissue disorder?	☐	☒	☐	☐	☐	☐
l. Behavioral, psychological, or psychiatric disorder *(including depression or anxiety)*?	☐	☒	☐	☐	☐	☐
m. Alcoholism, alcohol abuse, drug addiction, or illegal drug use?	☐	☒	☐	☐	☐	☐
n. Disease of the ears, nose, throat, or eyes *(excluding vision correction)*?	☐	☒	☐	☐	☐	☐
o. Disease or disorder of the reproductive system?	☐	☒	☐	☐	☐	☐
Have you in the past 5 years:						
p. Consulted, been referred to, or been examined or treated by any health care professional or facility not already disclosed?	☐	☒	☐	☐	☐	☐
q. Had any abnormal test that has not already been disclosed ***(excluding HIV)***?	☐	☒	☐	☐	☐	☐
r. Been medically advised to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received ***(excluding HIV)***?	☐	☒	☐	☐	☐	☐
s. Taken or is currently taking any medications, other than already disclosed, to include prescription or over-the-counter medications for more than 5 days? *(Give details of dosage and frequency.)*	☐	☒	☐	☐	☐	☐

8. Details of Health History – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages.*

Question Letter	Person	Dates	Details *(Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.)*

ICC17-LAAA-0116AO Page 3 of 4 (04/2017)

9. Appendix to Section 7 Health Questions a. AIDS (Acquired Immune Deficiency Syndrome), HIV (Human Immunodeficiency Virus), or other AIDS-related condition b. Including, but not limited to, heart attack, chest pain, shortness of breath, congestive heart failure, heart murmur, valvular heart disease, irregular heart beat, palpitations, high blood pressure, or other defects or disorders of the heart c. Including, but not limited to, aneurysm, peripheral vascular disease, or any blockage or narrowing of the arteries or veins or other disorder of the blood vessels, anemia, elevated cholesterol, hemophilia, clotting factors, or any other disorders of the red or white blood cells or platelets d. Including, but not limited to, diabetes, high blood sugar, sugar in the urine, thyroid, parathyroid, pituitary, or any other disorders of the endocrine system e. Including, but not limited to, stroke or TIA (transient ischemic attack), Alzheimer’s disease, dementia, memory loss, cognitive disorder, seizure, multiple sclerosis, muscular dystrophy, cerebral palsy, Parkinson’s disease, ALS (Lou Gehrig’s disease), or any form of muscular atrophy, or any other brain, spinal cord, or nervous system disorder f. Including, but not limited to, asthma, emphysema, COPD (Chronic Obstructive Pulmonary Disease), sleep apnea, or any other disease or disorder of lungs or respiratory system g. Including, but not limited to, leukemia, lymphoma, any malignant or benign tumor, cyst or polyp, or any disorder of the lymph glands h. Including, but not limited to, cirrhosis, hepatitis, protein or blood in urine, or any other disease or disorder of the kidney or liver i. Including, but not limited to, ulcerative colitis, Crohn’s Disease, disease or disorder of the stomach, pancreas, gall bladder, or any other disease or disorder of the intestinal or digestive tract j. Including, but not limited to, arthritis, rheumatism, or any disease or disorder of the back, spine, bones, or joints k. Including, but not limited to, lupus, scleroderma, or any other connective tissue or other auto-immune disease l. Including, but not limited to, depression, anxiety, attention deficit disorders, bipolar, eating disorders, schizophrenia, or any other mental, behavioral, psychological, or psychiatric disorders m. Including, but not limited to, cocaine, narcotics, or misuse of prescription medication other than advised by a physician n. Disease of the ears, nose, throat, or eyes (excluding vision correction) o. Including, but not limited to, ovarian cyst/tumors, prostate enlargement, testicular mass, or any other disease or disorder of the reproductive system or breasts

10. Fraud Statement

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

11. Proposed Insured(s)

I acknowledge that all the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not, and I agree that they are to be the basis for any insurance issued hereon. I agree that a copy of this Part B shall be attached to and form a part of any policy issued.

Signed this day of July 28 , 2008    Month/Day Year X Joe Examiner    X John Doe

Signature of Proposed Primary Insured    Signature of Proposed Additional Insured

(or parent if Proposed Primary Insured is under age 15) (if to be Insured)

Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2017 Nationwide

ICC17-LAAA-0116AO

(04/2017)